UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

___________

EASTERN VIRGINIA BANKSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-23565 (Commission File Number)	54-1866052 (IRS Employer Identification No.)
330 Hospital Road Tappahannock, Virginia (Address of Principal Executive Offices)	22560 (Zip Code)

Registrant’s telephone number, including area code: (804) 443-8423

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

During the course of the Annual Meeting of Shareholders on May 21, 2009, management of Eastern Virginia Bankshares, Inc. (the “Company”) is presenting financial and other information to those present. The slides for the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01.

A Cautionary Note about Forward-Looking Statements

This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can include statements about estimated cost savings, plans and objectives for future operations and expectations about the Company’s financial and business performance as well as economic and market conditions. They often can be identified by the use of words like "expect," "may," "could," "intend," "project," "estimate," "believe" or "anticipate." By their nature, forward-looking statements are based on assumptions and are subject to risks, uncertainties, and other factors. You are cautioned that actual results may differ materially from those contained in the forward-looking statement.

Any forward-looking statements are intended to speak only as of the date of this Current Report, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the forward-looking statement is made or to reflect the occurrence of unanticipated events.

Important Merger Information

The Company will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued in connection with the proposed merger with First Capital Bancorp, Inc., which was announced on April 3, 2009. The registration statement will include a joint proxy statement/prospectus that will be sent to the Company’s shareholders seeking their approval of the proposed merger. The joint proxy statement/prospectus will contain important information about the Company and the merger and about the persons soliciting proxies from shareholders in the merger, including the officers and directors of the Company and their interests in the merger. Additional information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and definitive proxy statement for its 2009 annual meeting of shareholders, which were filed with the Securities and Exchange Commission and are available on the Company’s website at www.evb.org and at the Company’s address provided below.

The Company urges its shareholders and other investors to read the registration statement on Form S-4 and the joint proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about the Company and the proposed transaction.

Shareholders and investors may obtain free copies of the joint proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC’s website at www.sec.gov. Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:

Eastern Virginia Bankshares, Inc.

330 Hospital Road

Tappahannock, VA 22560

Attention: Cheryl Wood

Telephone Number: (804) 443-8422

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Slide Presentation for the Annual Meeting of Shareholders on May 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Date: May 21, 2009	By:	/s/ Ronald L. Blevins

Ronald L. Blevins

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for the Annual Meeting of Shareholders on May 21, 2009.